UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

November 17, 2006

IDEARC INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, DFW Airport, Texas 75261

(Address of principal executive offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 17, 2006, Verizon Communications Inc. (“Verizon”) spun off the companies that comprised its domestic print and Internet yellow pages directories publishing operations (the “Distribution”). The Company filed a Current Report on Form 8-K on November 21, 2006 (the “Form 8-K”) to report the Distribution and the Intellectual Property Agreement (the “Intellectual Property Agreement”), and undertook in the Form 8-K to file the Intellectual Property Agreement by amendment. The Company is filing this Current Report on Form 8-K/A (“Form 8-K/A”) to file the Intellectual Property Agreement which is attached as Exhibit 10.7 to this Form 8-K/A and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
Exhibit 10.7*	Intellectual Property Agreement, dated November 17, 2006, between Verizon Services Corp. and Idearc Media Corp.

*	Portions of this exhibit have been omitted pursuant to a request for an order granting confidential treatment by the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEARC INC.

By:	/s/ Andrew Coticchio
Name:	Andrew Coticchio
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: November 22, 2006

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EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.7*	Intellectual Property Agreement, dated November 17, 2006, between Verizon Services Corp. and Idearc Media Corp.

*	Portions of this exhibit have been omitted pursuant to a request for an order granting confidential treatment by the Securities and Exchange Commission.

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